UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2022

GREENLIGHT BIOSCIENCES HOLDINGS, PBC

(Exact name of registrant as specified in its charter)

Delaware	001-39894	85-1914700
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Boston Avenue

Suite 3100

Medford, MA 02155

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (617) 616-8188

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	GRNA	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Common Stock for $11.50 per share	GRNAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

EXPLANATORY NOTE

This Current Report on Form 8-K (this “Current Form 8-K”) updates and amends the Current Report on Form 8-K/A (the “Prior 8-K/A”) filed on March 31, 2022 by GreenLight Biosciences Holdings, PBC (“New GreenLight”) solely to provide supplemental financial information that was not required to be included in the Prior 8-K/A but that relates to financial periods that concluded before the consummation of the transactions reported in the Prior 8-K/A.

The supplemental information consists of (a) the audited consolidated financial statements of GreenLight Biosciences, Inc. (“GreenLight”) as of and for the years ended December 31, 2021 and 2020 and (b) management’s discussion and analysis of the financial condition and results of operations of GreenLight as of and for the years ended December 31, 2021 and 2020.

The Merger was accounted for as a reverse recapitalization in accordance with U.S. generally accepted accounting principles. Under this method of accounting, Greenlight was treated as the “acquired” company for financial reporting purposes.

Pursuant to U.S. GAAP, the Company retroactively applied the recapitalization to the Company’s equity structure, including the consolidated statement of stockholders’ (deficit) equity for the years ended December 31, 2021 and 2020, the total stockholders’ (deficit) equity within the Company’s consolidated balance sheet as of December 31, 2021 and 2020, weighted average outstanding shares basic and diluted for the years ended December 31, 2021 and 2020 and warrants for the years ended December 31, 2021 and 2020.

Accordingly, the Company is re-issuing in an updated format the historical financial statements included in Item 9.01(a) of the Prior 8-K/A for the years ended December 31, 2021 and 2020. The information provided in this Current Report on Form 8-K should be read in conjunction with the other portions of the Prior 8-K/A and the Company’s filings on Form 10-Q and Form 8-K made subsequent to the filing of the Prior 8-K/A.

Except as stated above or in the documents incorporated herein by reference, this Form 8-K does not purport to provide an update or a discussion of any developments at New GreenLight after the filing date of the Prior 8-K/A.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses or funds acquired.

The audited consolidated financial statements of GreenLight as of and for the years ended December 31, 2021 and 2020, the related notes thereto and the report of GreenLight’s independent registered public accounting firm are set forth in Exhibit 99.1 hereto and are incorporated herein by reference.

(d)	Exhibits.

Exhibit Number	Description

23.1	Consent of Deloitte & Touche LLP

99.1	Audited Consolidated Financial Statements of GreenLight Biosciences, Inc. as of and for the years ended December 31, 2021 and 2020.

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations of GreenLight Biosciences, Inc. as of and for the years ended December 31, 2021 and 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENLIGHT BIOSCIENCES HOLDINGS, PBC

By:	/s/ David Kennedy
Name:	David Kennedy
Title:	General Counsel

Date:	September 26, 2022